First Allmerica Financial Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.366.1492

SEMI-ANNUAL REPORT – 6/30/2012

FOR CONTRACT HOLDERS OF:	ALLMERICA SELECT RESOURCE I/II, ALLMERICA SELECT CHARTER,
ALLMERICA SELECT REWARD, ALLMERICA SELECT ACCLAIM,
ALLMERICA OPTIM-L AND ALLMERICA SELECT ADVOCATE

September 25, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:	Allmerica Select Separate Account
1940 Act Registration Number: 811-08116
	1933 Act Registration Numbers:	333-71058, 333-63087, 333-54070, 333-76124,
333-86272, 333-90533
CIK: 0000914285
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Allmerica Select Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Share)	1046292	August 24, 2012
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 24, 2012
AllianceBernstein Variable Products Series Fund, Inc.(Class B)	825316	August 23, 2012
DWS Investments VIT Funds (Class A)	1006373	August 20, 2012
DWS Variable Series II (Class A)	810573	August 20, 2012
Eaton Vance Variable Trust	1121746	August 24, 2012
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 17, 2012
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 17, 2012
Fidelity Variable Insurance Products Fund III	927384	August 17, 2012

Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 30, 2012
Janus Aspen Series (Service Shares)	906185	August 29, 2012
MFS® Variable Insurance TrustSM (Service Class)	918571	August 22, 2012
Oppenheimer Variable Account Funds (Service Shares)	752737	August 28, 2012
Pioneer Variable Contracts Trust (Class II)	930709	August 29, 2012
T. Rowe Price International Series, Inc.	918292	August 27, 2012

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

First Allmerica Financial Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772